                                             Exhibit (10)(i)104


THIS EXHIBIT CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN
REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

                    FUEL OIL SUPPLY CONTRACT

                             BETWEEN

                    MONTELLO OIL CORPORATION

                               AND

            CENTRAL HUDSON GAS & ELECTRIC CORPORATION

          CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                               AND

                NIAGARA MOHAWK POWER CORPORATION




             CENTRAL HUDSON CONTRACT NO. __________

                        TABLE OF CONTENTS


   SECTION                                                 PAGE
   NUMBER               TITLE                              NUMBER

    1.0           PARTIES                                    1
    2.0           RECITALS AND CONSIDERATION                 2
    3.0           DEFINITIONS                                3
    4.0           TERM                                       5
    5.0           QUANTITY                                   6
    6.0           TITLE, WARRANTIES AND RISK OF LOSS         8
    7.0           QUALITY                                    9
    8.0           DELIVERY                                  11
    9.0           PRICE AND PAYMENT                         15
   10.0           INDEMNIFICATION                           23
   11.0           FORCE MAJEURE AND NONPERFORMANCE          24
   12.0           COMPLIANCE WITH LAWS, REGULATIONS,
                  CODES AND STANDARDS                       26
   13.0           TAXES                                     27
   14.0           PROPRIETARY INFORMATION                   29
   15.0           NONWAIVER                                 30
   16.0           EFFECT OF SECTION HEADINGS                31
   17.0           APPLICABLE STATE LAW                      32
   18.0           ASSIGNMENT                                33
   19.0           NOTICES AND CORRESPONDENCE                34
   20.0           ARBITRATION                               36
   21.0           COMPLETE AGREEMENT                        37
   22.0           EMPLOYEE INTEREST                         38
   23.0           REPRESENTATIONS AND WARRANTIES
                  OF BOTH PARTIES                           39

ATTACHMENTS:      #6 RESIDUAL FUEL OIL
   ATTACHMENT I-A - 1.5% SULFUR SPECIFICATIONS              41
   ATTACHMENT I-B - 1.3% SULFUR SPECIFICATIONS              42
   ATTACHMENT I-C - 1.0% SULFUR SPECIFICATIONS              43
   ATTACHMENT I-D - 0.3% SULFUR SPECIFICATIONS              44
   ATTACHMENT II  - POSTED PRICE SCHEDULES                  45

August 31, 1995


                    FUEL OIL SUPPLY CONTRACT

 1.0   PARTIES

       The Parties hereto ("Parties") enter into this Product
       Supply Contract ("Contract") to be effective as of September 1, 1995.

       The Parties hereto are:

 1.1 Central Hudson Gas & Electric Corporation, 284 South Avenue, Poughkeepsie, NY 12601-4879, Consolidated Edison Company of New York, Inc., 4 Irving Place, New York, NY 10003, and Niagara Mohawk Power Corporation, 300 Erie Boulevard, West, Syracuse, NY 13202 (collectively "BUYER")

 1.2   Montello Oil Corporation
       800 South Street
       Box 9161
       Waltham, MA  02254-9161 ("SELLER")

August 31, 1995


 2.0   RECITALS AND CONSIDERATION

       Whereas this Contract is made with reference to the following facts:

 2.1 SELLER, a New Jersey Corporation, existing under the laws of the State of New Jersey, is engaged in the sale and delivery of Product (as said term is defined herein.)

 2.2 BUYER, three public utilities organized and existing under the laws of the State of New York, is engaged in the generation, transmission and distribution of electric energy.

 2.3 SELLER has offered to sell to BUYER Product of quantity and quality specifications as set forth herein.

 2.4 SELLER and BUYER desire by this Contract to define terms, conditions, rights, obligations, and remedies with respect to the purchase and sale of said Product.
       IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH, SELLER and BUYER hereby mutually agree as follows:

August 31, 1995


 3.0   DEFINITIONS

       When used herein with initial capitalization, whether in the singular or plural, the following terms shall have the following meanings:

 3.1   Barrel

       Refers to a standard barrel of Product containing forty-two (42) U.S. gallons when measured at sixty degrees Fahrenheit (60 degree) according to Table 6B of the latest revisions of ASTM-IP Petroleum Measurement Tables, ASTM
       Designation: D-1250, IP Designation: 200, as supple-mented or amended. Unless mutually agreed by the Parties, the then most recent revision of these tables at the time of use will be utilized.

 3.2   Contract

       This document, including all other Contract documents specifically identified and incorporated herein by reference.

 3.3   Contract Volume

       The quantity of Product which SELLER is obligated to sell and deliver to BUYER in accordance with this Contract.

 3.4   Contract Year

       The period of September 1 through August 31.

 3.5   Delivery Point

       BUYER's terminal ("Terminal") at its Roseton Electric
       Generating Station ("Roseton Plant") to which SELLER will make deliveries of Product in accordance with this Contract.

 3.6   Heating Value

       Refers to the Heating Value of Product as measured in BTU per gallon using ASTM Test designation D-240 as supplemented or amended. Unless mutually agreed by the Parties, the most recent revision of this test will be utilized.

August 31, 1995


 3.7   Inspector

       Independent contractor retained to determine the quantity and quality of petroleum product delivered.

 3.8   Party or Parties

       BUYER and/or SELLER

 3.9   Product

       No. 6 residual fuel oil of the quality and in the quantity required to be provided by SELLER in accordance with this Contract.

 3.10  Vessel

       Any watercraft such as tanker or barge used or capable of being used as a means of transporting and delivering the Product to the Delivery Point.

 3.11  Miscellaneous Terms

       Where "as directed," "as required," "as approved," "as accepted," or words of like import are used, it is intended that such direction, requirement, approval or acceptance be given by the BUYER.

August 31, 1995

 4.0   TERM

 4.1   The Initial Term of this Contract shall be a period of one
       (1) year from September 1, 1995 through August 31, 1996. The Term of the Contract shall automatically be extended on a yearly basis for each successive Contract Year thereafter until the Contract is terminated or canceled by either Party in accordance with the terms and procedures provided herein. The word "Term" as used herein shall mean the Initial Term and any such extensions.

 4.2   Termination by Notice
       BUYER may terminate this Contract, effective as of the end of the Initial Term or any subsequent Contract Year, by giving written notice to the SELLER at least sixty (60) days prior to the end of such Initial Term or subsequent Contract Year. Specifically, said written notice is due on or before July 2 of the then-current Contract Year.

       SELLER may terminate this Contract, effective as of the end of the Initial Term or any subsequent Contract Year, by giving written notice to the BUYER at least one hundred eighty (180) days prior to the end of such Initial Term or subsequent Contract Year. Specifically, said written notice is due on or before March 4 of the then-current Contract Year.

 4.3   BUYER's Right to Adequate Assurance
       If, during the Term of this Contract, the SELLER's ability to meet its obligations under this Contract becomes impaired to the point that BUYER has reasonable grounds for believing that SELLER may not be able to meet such obligations, then BUYER, by a written notice to SELLER, may require that SELLER provide adequate assurance that SELLER is able to continue to meet its obligations under this Contract. If such adequate assurance is not received by BUYER within ten (10) days from receipt of BUYER's request thereof, BUYER shall have the right to immediately reduce, by the amount in question, BUYER's obligation to purchase Product from SELLER. BUYER may obtain the amount of said reduction through purchases from third parties; such reduction to be reflected in a notice from BUYER to SELLER which thereupon shall become an amendment to this Contract. BUYER may subsequently restore its purchases of Product to the full amount provided for in this Contract at BUYER's sole discretion to be reflected in a notice from BUYER to SELLER which thereupon shall become an amendment to this Contract.

August 31, 1995


 5.0   QUANTITY

 5.1   Contract Volume

       The Contract Volume of Product to be sold and purchased hereunder during the Term shall be one hundred (100) percent of BUYER's total Product requirements for such Term for its Roseton Plant. In this regard, during such Term, SELLER will deliver all amounts of the Product requested by BUYER for its Roseton Plant; but SELLER is not obligated to so deliver the Product in excess of the Contract Volume and BUYER will request from SELLER not less than seventy percent (70%) of the Contract Volume. In the event BUYER, from time to time during the Term of this Contract, seeks to purchase Product on the spot market to be used at the Roseton Plant; SELLER shall be entitled to submit a spot bid.

       All deliveries of Product shall be evenly spread over the Initial Term and subsequent Contract Year(s) unless otherwise agreed upon by the Parties and confirmed in writing.

 5.2 The volumes shown are estimates of the Contract Volume for each month of the Initial Term. The volumes shown allow for gas firing. It is recognized that actual Product requirements may vary from said estimates.


       MONTH                ESTIMATED CONTRACT VOLUME (Barrels)

       SEPTEMBER 1995                                0
       OCTOBER                                       0
       NOVEMBER                                400,000
       DECEMBER                                400,000
       JANUARY 1996                            400,000
       FEBRUARY                                400,000
       MARCH                                   400,000
       APRIL                                   200,000
       MAY                                           0
       JUNE                                          0
       JULY                                    200,000
       AUGUST                                  200,000
            TOTAL                            2,600,000

August 31, 1995


 5.3 BUYER shall furnish to SELLER by the fifth day of each calendar month during the TERM of the Contract, a written schedule of desired deliveries for the following three (3) months. Each schedule for the first month following shall include proposed five-day date ranges for deliveries. The parties will attempt in good faith to accommodate subsequent changes in deliveries to the extent mutually satisfactory. Each schedule for the second and third months following will indicate total volumes BUYER expects to request from SELLER during those months. Delivery parcels shall be 200,000 barrels plus or minus ten percent at SELLER's option.

       SELLER shall have a two (2) bottom option for each delivery nomination in which event no individual parcel shall be less than 70,000 barrels.

 5.4 The quantity and quality of Product delivered or made available hereunder, and those characteristics necessary for quantity inspection (temperature and API gravity), shall be determined at the time of each delivery by an Inspector designated by BUYER and acceptable to SELLER, who, at such time, shall issue certificates showing the quantity and quality of Product delivered. The costs of the service of said Inspector will be shared equally by SELLER and BUYER.

 5.5 Quantities of Product delivered shall be measured by comparing opening and closing gauges of BUYER's shore tanks into which the Product is delivered, in accordance with recognized petroleum industry standards applicable thereto. Temperature adjustments to 60 degrees F shall be made in accordance with Table 6B of ASTM-IP Petroleum Measurement Tables, ASTM Designation: D-1250, IP Designa-tion: 200, as supplemented or amended. Unless mutually agreed otherwise by the Parties, the then most recent revision of these tables at the time of use shall be utilized.

August 31, 1995


 6.0   TITLE, WARRANTIES AND RISK OF LOSS


 6.1 SELLER warrants it will convey good title to the Product supplied hereunder, free and clear of all liens, special interests, encumbrances or any other interests of third parties whatsoever, and that the Product supplied hereunder will meet all the quality specifications of this Contract.


 6.2 Title to and risk of loss for Product delivered to BUYER by SELLER shall pass from SELLER to BUYER as the Product passes through the Vessel's last flange connecting the permanent discharge manifold to the Terminal's mechanical arms or hose facility at the point of discharge at the Delivery Point.

August 31, 1995


 7.0   QUALITY

 7.1 SELLER shall sell to BUYER Product which meets the quality specifications for one and one-half (1.5%) percent, one and three-tenths (1.3%) percent, one (1.0%) percent and three tenths (0.3%) percent maximum sulfur fuel as set forth in Attachment I-A, I-B, I-C and I-D (collectively termed "Attachment I") to this Contract, which are incorporated herein and made a part hereof. BUYER will not accept and will not allow discharge of any non-conforming Product and all costs associated with such non-conforming Product will be for SELLER's account.

7.2 SELLER shall notify BUYER by teletype, TWX, telegram or by other similar means of communication not more than twenty-four (24) hours or as soon as practical after each Vessel sails from its port of loading, specifying the name of Vessel, sulfur quality and quantity of Product and scheduled date of arrival at Delivery Point. SELLER shall provide BUYER by teletype, TWX, telegram or other similar means of communication at least twenty-four (24) hours prior to discharge, a copy of quality specifications of the Product certified by an Inspector based upon a loading port sample.

       If the sulfur as tested in this loading port sample is greater than or equal to 1.48% for 1.50% maximum sulfur Product then a second sulfur test on a second sample of the Product to be delivered must be performed and the results thereof communicated to BUYER prior to the discharge of Product at the delivery point. If the second test yields a sulfur test result at or below 1.5%, the Product will be accepted. Product tested greater than 1.5% sulfur on the second test will be rejected. If the sulfur as tested in the loading port sample is greater than or equal to 1.28 for 1.3% maximum sulfur Product or .985% for 1.0% maximum sulfur Product, then the same second sampling and sulfur testing provision will apply. Costs of the second sampling and testing will be shared equally by BUYER and SELLER.

       Upon arrival of the Vessel at the Delivery Point, the Inspector referred to in Subsection 5.4 herein shall obtain, by recognized industry procedures, a sample of the Product to be tested and a sample to be sealed and retained for ninety (90) days. The results of the tested sample shall be reported as specified in Subsection 5.4

August 31, 1995

       herein. If there is any dispute as to the results of the quality analysis, the sealed sample of the delivery in question held by the Inspector, who inspected the Product upon arrival, shall be submitted to an independent laboratory, mutually agreeable to the Parties, whose determinations made in accordance with the test methods stated in Attachment I shall be final, binding and conclusive upon the Parties as to the disputed quality analysis. The cost of such testing shall be borne equally by the Parties.

7.3 BUYER shall have the right to require the removal and proper disposal by SELLER, at SELLER's cost, of any Product sold to BUYER by SELLER which is not in accordance with the Contract's quality specifications, whether the noncompliance is found during discharge, or whether BUYER, through Inspectors, or by other means, demonstrates to SELLER that the source of noncompliance is the Product, at any time after the delivery is made. If nonconforming Product is not removed by SELLER, at the end of seven (7) days from the date on which BUYER's written notice is received by SELLER, BUYER may have the Product removed at SELLER's expense.

 7.4 Any delay to Vessel(s) caused by delivery of Product which proves to be nonconforming and removal and disposal of such nonconforming Product from tank(s) shall be to SELLER's account. If Product proves to be conforming, then such delay shall be to BUYER's account.

7.5 BUYER shall have the right by notice to SELLER, by teletype, TWX, telegram or other similar means for communication, to change the quality specifications set forth in Attachment I to other specifications, whether more or less restrictive, in order for BUYER to satisfy federal, state or local legal or regulatory requirements. SELLER shall make its best efforts to provide the required Product. However, if SELLER is not able, within thirty
       (30) days prior to the date BUYER requires such changed Product as specified in BUYER's notice to SELLER, to commit such Product to BUYER, then as of the date the Product is required by BUYER, BUYER may reduce BUYER's obligations to purchase from SELLER by the quantity of Product which SELLER does not make available as specified in BUYER's notice to SELLER and obtain the amount of such reduction through purchases from third parties; such reduction to be reflected in a notice from BUYER to SELLER which thereupon shall become an amendment to this Contract.

August 31, 1995


 8.0   DELIVERY

 8.1 BUYER will provide a safe discharging berth, free of wharfage or dockage charges, to which Vessels may proceed and from which they may depart, and where they may lie safely afloat while discharging the Product. With assistance as necessary from BUYER's dockside personnel, it shall be the responsibility of SELLER to secure the Vessel to BUYER's berth prior to such discharging of the Product. Hoses, mechanical arms and hose adapters for discharging Product shall be furnished by BUYER at the Delivery Point without cost to SELLER. Such hoses or arms shall be connected to and disconnected from Vessel's permanent discharge manifold flange connection by BUYER. Vessel must have any adapters required to connect to BUYER's two (2) ten-inch flanges.

       Roseton Dock Limitations:

       -  LOA - 890 Feet Maximum
       -  Beam - No Restriction
       -  Bow to Centerline Manifold - None
       -  Water Depth in Berth - 36+ Feet MLW
          (Operational Draft 31 Feet MWH Channel at Haverstraw is
          Limiting)
       -  Shore Connection - Two (2) ten-inch flanges
       - Docking is only permitted during the hours of 8 AM through 12 Midnight Eastern Time Zone (unless special arrangements are made with BUYER) 7 days per week. Notice of arrival must be given to the Roseton Plant personnel by SELLER or SELLER's agents at least 24 hours prior to actual arrival.

 8.2 BUYER shall pay demurrage charges at Charter Party Rates per running hour and pro rata for any part of an hour for all time that discharging and used laytime exceed the laytime allowed BUYER under Subsection 8.4 herein. If deliveries are made by Time Charter Vessel, Charter Market Reports of Dietze, Inc., Stamford, Connecticut, or any recognized successor thereto, shall be accepted as evidence of the actual foregoing rates. If, however, demurrage is incurred at Delivery Point by reason of fire, explosion, storm, strike, lockout stoppage, restraint of labor or by breakdown of machinery and equipment in or about BUYER's terminal facilities or plants, the rate of demurrage shall be reduced to one-half per running hour and pro rata for part of an hour for demurrage so

August 31, 1995

       incurred. In the event SELLER's Vessel arrives at Delivery Point outside its agreed upon five-day date range and provided SELLER has not obtained BUYER's permission for such early or late arrival, and further provided such early or late arrival is not the fault of BUYER, no demurrage charges directly resulting from such early or late arrival will be applied against BUYER. In the event that such late arrival or departure results in demurrage being charged against BUYER by any Vessel making deliveries for another supplier to BUYER within that supplier's specified date range or time period agreed to by BUYER, SELLER will reimburse BUYER for such demurrages as may have been paid by BUYER which directly relate thereto.

 8.3 Upon arrival of Vessel at the Delivery Point and upon obtaining by the SELLER of any and all governmental and/or port authority approval(s) required prior to discharge, the Master of the Vessel or his representative shall give notice to BUYER at Delivery Point that the Vessel is ready to dock, such notice of readiness to dock will only be accepted by BUYER during the hours of 8 AM through 12 Midnight Eastern Time Zone. Laytime shall commence upon the expiration of six (6) hours after tender of such notice and acceptance of the same by BUYER. The Vessel shall be deemed ready to discharge Product within the meaning of this clause only when all fast at BUYER's dock.

 8.4 BUYER shall be allowed laytime of thirty-six (36) hours for each ship delivery of Product to the Delivery Point and twenty (20) hours laytime for each barge delivery. If Vessel's condition, personnel or facilities do not permit discharging in the time allowed, then the additional time necessary shall be added to BUYER's allowed laytime, and BUYER will be reimbursed for its direct costs incurred because of such delay. If the Vessel is delayed at the Delivery Point for Vessel's own purposes, laytime shall cease during such delay and if such delays do not permit discharging in the time allowed, then the additional time necessary shall be added to BUYER's allowed laytime, and BUYER will be reimbursed for its direct costs incurred because of such delay. In all other cases, laytime shall continue until the hoses or mechanical arms have been disconnected. If governmental regulations or regulations of the Vessel's owner prohibit berthing of Vessel or discharging of the Product during hours of darkness or inclement weather, the time lost shall not count as used laytime.

August 31, 1995


       BUYER's regulations currently restrict docking at Roseton to the hours of 8 AM to 12 Midnight Eastern Time Zone unless special arrangements are made with BUYER.

 8.5 The Product shall be pumped out of Vessel at a maximum discharge pressure of 75 psig and minimum discharge pressure of 60 psig at the expense of SELLER and at the risk and peril of SELLER up to and including discharge of the Product through the Vessel's permanent discharge manifold flange connection, at which place delivery of the Product shall be taken by BUYER.

 8.6 SELLER's Vessel shall depart promptly from the Delivery Point after completion of discharging unless it has received prior approval of BUYER. If any Vessel of SELLER fails to depart within six (6) hours of discharging Product, and BUYER is subjected to extra dockage or port charges of any type, then SELLER shall reimburse BUYER for such extra charges. Where a Vessel requests permission from BUYER to stay for an additional period, and as a result, stays beyond the time period specified in Subsection 8.4 herein, BUYER shall not be responsible to pay any demurrage charges relating to said permitted stay.

 8.7 Demurrage claims must be accompanied by such supporting data as BUYER or SELLER may reasonably request.

 8.8 In the event Product is spilled during the discharge of a Vessel delivering Product to BUYER hereunder or when the Vessel is in close proximity to BUYER's Terminal, BUYER may immediately take all measures it deems necessary and appropriate to prevent or mitigate resulting pollution damage. Any such measures taken by BUYER shall be at the expense of the Party or Parties responsible for such spill or discharge. After taking any such measures, BUYER shall promptly notify SELLER.

       In the event SELLER is notified of such spill, has knowledge of such spill or would reasonably be expected to have knowledge of the same, SELLER shall promptly undertake such measures as are necessary to prevent or mitigate resulting pollution damage. SELLER shall report immediately to the U.S. Coast Guard, other agencies as

August 31, 1995

       required, and to BUYER at the Roseton Plant, any such spillage at or in the proximity to the Delivery Point. SELLER will request that the Master of the Vessel undertake such measures as may be required on the Vessel, and that he assist BUYER in its actions to prevent or mitigate pollution damage. In the event SELLER is responsible for such spill or discharge and BUYER, as a result, becomes liable to any party to pay any amount related thereto, SELLER will reimburse BUYER as to the amount of such liability, including any legal, professional or other costs borne by BUYER.

August 31, 1995

 9.0   PRICE AND PAYMENT
       Price per barrel for Product delivered shall be calculated to four (4) decimal points and determined as follows:

 9.1 The Product Contract price per barrel for 1.5% maximum sulfur Product shall be the xxxxx of the prices calculated using the following two formulas.

       A. 1. xx.xxxxx xx xxxxxxx New York Harbor Cargo Low Spot posting for No. 6 x.xx Sulfur xxxx

           2. xx.xxxxx xx xxxxxxx New York Harbor Cargo Low Spot posting for No. 6 x.xx Sulfur xxxx

           3. xx.xxxxx xx xxxxx New York Harbor Cargo Low Spot posting for No. 6 x.xx Sulfur xxxx

           4. xx.xxxxx xx xxxxx New York Harbor Cargo Low Spot posting for No. 6 x.xx Sulfur xxxx

           5.  A fixed differential of $x.xxxx per Barrel.

           All the above postings are based on a xxxxx-xxx xxxxxxx at the time of delivery including xxx xx xxxxxxxxxxxx xx xxxxxxxx, xxx xxxxx xx xxx xxx xxxxx.

       B. 1. xx.xxxxx xx xxxxxxxxxx New York Harbor Spot Cargo posting for No. 6 x.xx Sulfur xxxx

           2. xx.xxxxx xx xxxxxxxxxx New York Harbor Spot Cargo posting for No. 6 x.xx Sulfur xxxx

           3.  A fixed differential of $x.xxx per Barrel.

           Both of the above postings are based on a xxxxx-xxx xxxxxxx at the time of delivery including xxx xx xxxxxxxxxxxx xx xxxxxxxxx, xxx xxxxx xx xxx xxx xxxxx.

 9.2 The Product Contract price per Barrel for 1.3% maximum sulfur Product shall be the xxxxx of the prices calculated using the following two formulas:

       A. 1. xx.xx xx xxxxxxx New York Harbor Cargo Low Spot posting for No. 6 x.xx Sulfur xxxx

CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

August 31, 1995

           2. xx.xx xx xxxxxxx New York Harbor Cargo Low Spot posting for No. 6 x.xx Sulfur xxxx

           3. xx.xx xx xxxxx New York Harbor Cargo Low Spot posting for No. 6 x.xx Sulfur xxxx

           4. xx.xx xx xxxxx New York Harbor Cargo Low Spot posting for No. 6 x.xx Sulfur xxxx

           5.  A fixed differential of $x.xxxx per Barrel.

           All the above postings are based on a xxxxx-xxx xxxxxxx at the time of delivery including xxx xx xxxxxxxxxxxx xx xxxxxxxx, xxx xxxxx xx xxx xxx xxxxx.

       B. 1. xx.xx xx xxxxxxxxxx New York Harbor Spot Cargo posting for No. 6 x.xx Sulfur xxxx

           2. xx.xx xx xxxxxxxxxx New York Harbor Spot Cargo posting for No. 6 x.xx Sulfur xxxx

           3.  A fixed differential of $x.xxx per Barrel.

           Both of the above postings are based on a xxxxx-xxx xxxxxxx at the time of delivery including xxx xx xxxxxxxxxxxx xx xxxxxxxxx, xxx xxxxx xx xxx xxx xxxxx.

 9.3 The Product Contract price per Barrel for 1% maximum sulfur Product shall be the xxxxx of the prices calculated using the following two formulas:

       A. 1. xxx xx xxxxxxx New York Harbor Cargo Low Spot posting for No. 6 x.xxx Sulfur xxxx

           2. xxx xx xxxxx New York Harbor Cargo Low Spot posting for No. 6 x.xx Sulfur xxxx









CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

Auugst 31, 1995

           3.  A fixed differential of $x.xxx per Barrel.

           Both of the above postings are based on a xxxxx-xxx xxxxxxx at the time of delivery including xxx xx xxxxxxxxxxxx xx xxxxxxxx, xxx xxxxx xx xxx xxx xxxxx.

       B. 1. xxxx xx xxxxxxxxxx New York Harbor Spot Cargo posting for No. 6 x.xx Sulfur xxxx

           2.  A fixed differential of $x.xxx per Barrel.

           The above posting is based on a xxxxx-xxx xxxxxxx at the time of delivery including xxx xx xxxxxxxxxxxx xx xxxxxxxxx, xxx xxxxx xx xxx xxx xxxxx.

 9.4 The Product Contract price per Barrel for 0.3% maximum sulfur Product shall be the xxxxx of the prices calculated using the following formulas:

       A.  1.  xxx xx xxxxxxx New York Harbor Cargo Mean HP (High
               Pour) Spot posting for No. 6 x.xx Sulfur xxxx

           2.  xxx xx xxxxxxxxxx New York Harbor HP (High Pour)
               Spot Cargo posting for No. 6 x.xx Sulfur xxxx

           3.  A fixed differential of $x.xxx per Barrel.

           Both of the above postings are based on a xxxxx-xxx xxxxxxx at the time of delivery including xxx xx xxxxxxxxxxxx xx xxxxxxxx, xxx xxxxx xx xxx xxx xxxxx.

           NOTE: Each Mean Spot posting shall xxx xxxxxx the associated low spot posting by xxxx than $x.xxx per Barrel.

       B. 1. xxxx xx xxxxx New York Harbor Cargo Mean Spot posting for No. 6 x.xx Sulfur HP (High Pour) xxxx








CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

August 31, 1995

           2.  A fixed differential of $x.xxx per Barrel.

           The above posting is based on a xxxxx-xxx xxxxxxx at the time of delivery including xxx xx xxxxxxxxxxxx xx xxxxxxxxx, xxx xxxxx xx xxx xxx xxxxx.

           NOTE: Each Mean Spot posting shall not xxxxxx the associated low spot posting by xxxx than $x.xxx per Barrel.

 9.5 SELLER shall invoice BUYER for Product delivered under this Contract as determined in Subsections 9.1., 9.2.,
       9.3. and 9.4. based on date of xxxxxxxxxxxx of discharge at BUYER's designated facilities. Attachment II, attached hereto specifies the posted prices to be used in accordance with Subsections 9.1.A., 9.1.B., 9.2.A., 9.2.B., 9.3.A., 9.3.B., 9.4.A. and 9.4.B. on days when prices are not posted solely due to such day being non-business days when such prices are not normally posted.

 9.6 In the event that delivery is made after the date range agreed upon by BUYER and SELLER, the Contract price shall be the xxxxx of the price based on actual date of commencement of delivery or the price should delivery have commenced on the last day of the 5-day date range.

       In the event that delivery is made before the date range agreed upon by BUYER and SELLER, the Contract price shall be the xxxxx of the price based on actual date of commencement of delivery or the price should delivery have commenced on the first day of the 5-day date range.

 9.7 BUYER shall make payment in full by wire transfer of federal funds within xxxxxx xxx xxxx calendar days from date of commencement of discharge or within xxxxxxx xxxx calendar days of receipt of a correct invoice whichever is later. SELLER shall furnish BUYER a telecopy invoice and the petroleum Inspector's certificate indicating discharge volume for






CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

August 31, 1995


       deliveries by SELLER at the Roseton Terminal within three
       (3) days of completion of discharge. Invoices received after 4 PM Eastern Time Zone will be considered to be received on the following BUYER's business day.

       If the date payment is due falls on a Saturday or holiday, payment shall be made on the last New York State banking day prior to such date and if payment is due on a Sunday, or if due on a Monday which is a holiday, payment shall be made on the next following New York State banking day after such date.

 9.8 BUYER shall notify SELLER of any disputed amount of any invoice, so that an attempt may be made to resolve the difference before the date payment is due. If BUYER and SELLER do not resolve such dispute before the payment due date, the amount of the invoice not in dispute shall be paid by BUYER on the due date. Payment of the disputed amount need not be made on the due date but shall be subject to adjustment upon final resolution of the disputed amount through good faith negotiation between BUYER and SELLER and any balance due paid after such adjustment.

 9.9   If, as a result of the quality testing provided for in
       Section 7.0 it is determined that the combined volume of water and sediment is in excess of x.xx, then the Product quantity for invoicing shall be reduced by the percentage by which such combined water and sediment actual volume exceeds x.xx.

 9.10 If at any time during the term of this Contract a Product reference price is not available for a particular sulfur grade of Product, then the reference price of such Product shall be determined by interpolating between published reference prices for the next immediately higher and lower sulfur grades of Product in the ratio, proportional to the higher and lower sulfur grades required to achieve the blend of the Product reference grade.




CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

August 31, 1995

 9.11 If during the Term of this Contract xxxxxxx and/or xxxxx and/or xxxxxxxxxx ceases to publish New York Harbor Spot prices, the Parties hereto agree to negotiate to find an acceptable substitute price mechanism within forty-five
       (45) days after the last accurate price publication. During the negotiating period, the price for the Product will be based upon xxxxxxxxx xxxxxxxxx xxxx xxxxxx xxxxxx. Said price shall be subject to adjustment to the pricing derived using the new formula(s) agreed upon through negotiation. If agreement cannot be reached or a substitute price mechanism, then either Party, upon thirty
       (30) days' written notice to the other may terminate this Contract.

 9.12 This Fuel Oil Supply Contract shall supersede and replace in its entirety the prior Fuel Oil Supply Contract between the Parties dated September 1, 1992, as amended, and assigned to Seller by Assignment and Assumption Agreement dated June 28, 1994. Notwithstanding the foregoing, the obligations of each Party which, by their nature, are to be performed following the end of the Term of the prior Contract and all the rights of each Party which, by their nature, may be exercised following the Term of the prior Contract shall be deemed to survive the termination of the prior Contract.

 9.13  If, as a result of the quality testing provided for in
       Section 7.0, it is determined that the xxxxxxxx xxxxxxx xxxxxxxx xxxx xxxxxxx xxxxx of the Product sold to BUYER by SELLER is more than or less than the minimum guaranteed heating value specified in the quality specifications contained in Attachment I, then BUYER shall apply the following formula for calculation of credit due BUYER from SELLER or of premium due SELLER from BUYER:
       xxxxxxxx xxxxxxxx xxxxxxxxxxxx =

        xxxxxxxx xxxxxxx
        xxxxxxxx xxxx          xxxxxxxx xxxxxxx
        xxxxxxx xxxxx          xxxxxxxx xxxx
        xxxxxxx xxxxxxxxxx X xxxxxxxx xxxxxxxxxxxx xxxxxxx xxxxx


CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

August 31, 1995


       xxx xxxxxxxx xxxxxxxx xxxxx xxx xxxxxxx xxxxxxx xxx xx xxxx xxx xxxxxxx xxxxxx xxxxxxxxxxx xxxx xxx xxxxxxxxxx xxxxx xxx xxxxxxx xxxxxxxxxx, will be applied against the total Contract quantity of Product sold to BUYER by SELLER during the Contract Term in question. The difference between this result and the actual total amount paid by BUYER for deliveries of Product made during the xxxxxxxx xxxx shall be credit due BUYER by SELLER if the weighted average contract term heating value of the Product sold to BUYER by SELLER is less than minimum guaranteed heating value or premium due SELLER from BUYER if the weighted average contract term heating value of the Product sold to BUYER by SELLER is more than the minimum guaranteed heating value. In no case shall premium, if any, due SELLER from BUYER under this Contract exceed the amount of the final settlement of the heating value deficiency accumulated during the prior Contract.

       If, as a result of the quality testing provided for in
       Section 7.0, it is determined that the weighted average contract term heating value of the Product sold to BUYER by SELLER is xxxx xxxx xx xxxx xxxx the minimum guaranteed heating value specified in the quality specifications contained in Attachment I, then the net xxxxxx xx xxxxxxx shall be carried forward to the next succeeding Contract Year. Final settlement of any net credit or premium due BUYER from SELLER or vice versa shall be determined and paid, as provided for herein, upon final termination of the Contract.

 9.14 If it is determined that the sulfur content of any Product sold to BUYER by SELLER is greater than the sulfur content agreed to by BUYER, the BUYER shall have the right to require that the nonconforming Product be removed at SELLER's expense as described in Subsection 7.3.









CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

August 31, 1995


 9.15 Computations made with respect to the adjustment specified in Subsection 9.13 shall be paid by BUYER (if a premium) or SELLER (if a credit) within thirty (30) days of receipt of BUYER's or SELLER's invoice based upon which Party is owed an adjustment. Should SELLER fail to make payment within said thirty (30) days, BUYER may, as a non-exclusive remedy, deduct amount due BUYER from any payment due to SELLER.

August 31, 1995


10.0   INDEMNIFICATION

10.1 SELLER agrees to furnish the Product as an independent contractor and not as a subcontractor, agent or employee of BUYER. BUYER does not retain any control or direction over SELLER, its employees or subcontractors, or over the detail, manner or methods of the performance of SELLER's obligations under the Contract.

10.2 Each Party hereto shall indemnify and hold harmless the other Party, its employees and agents against any and all claims, liability, cost or expense including, without limitation, damages for personal injury or property damage incurred with respect to the deliveries of Product by SELLER pursuant to this Contract, which that Party, its employees and agents, individually or collectively, may suffer by reason of any act or omission of the indemnifying Party, its employees or agents, including, without limitation, the negligence of the indemnifying party or any of its employees or agents to observe or comply with any of that party's duties or obligations under this Contract or any failure to comply with or observe any laws, ordinances, codes, orders, rules or regulations applicable to it, or the failure of that Party to comply with any appropriate safety and handling precautions.

August 31, 1995


11.0   FORCE MAJEURE AND NONPERFORMANCE

11.1 Performance of this Contract by each Party shall be pursued with due diligence in all requirements hereof; however, neither Party shall be liable to the other for any loss or damage for delay or for nonperformance (including the payment of monies) due to causes not reasonably within its control including, but not limited to, acts of civil or military authority (including, but not limited to, courts or administrative agencies), acts of God, war, riot or insurrection, inability to obtain any required permits or license, blockades, embargoes, sabotage, epidemics, fires, floods, strikes, lockouts or other labor disputes or difficulties.

11.2 In the event of any delay or nonperformance caused by any of the forces described in Subsection 11.1, the Party affected shall,on the next business day, promptly notify the other Party verbally and within two business days provide the other Party with teletype, TWX, telegram or other written confirmation of the nature, cause, date of commencement and the anticipated extent of such delay or nonperformance. If SELLER's performance is not resumed within (30) days of such notice and BUYER believes its Product requirements are not going to be met, BUYER may take such steps as it deems necessary to obtain Product, including contracting with other suppliers of Product during the period of SELLER's nonperformance, and BUYER shall have no obligation to make up such deficiencies from SELLER at a later time.

11.3 If federal, state or local laws or ordinances, or rules, or Roseton Plant fuel requirements or the fuel requirements of any nearby power plant restrict or prohibit or otherwise render unsuitable or undesirable BUYER's use of the Product as fuel for its Roseton Plant, BUYER shall have the right to reduce the quantity of Product deliverable under this Contract

August 31, 1995


without penalty. The amount of such quantity reduction which BUYER may elect during any Contract Year shall be up to the amount of Product to which any such restriction, prohibition, or reduction in use applies, and shall be equally proportioned among all of BUYER's contract Product suppliers for its Roseton Plant.

August 31, 1995


12.0   COMPLIANCE WITH LAWS, REGULATIONS, CODES AND STANDARDS

12.1 BUYER shall have the responsibility of complying with all applicable laws, rules, regulations, codes and standards of all federal, state, local and municipal governmental agencies having jurisdiction over the operation or maintenance of the facilities and equipment used in carrying out its obligations hereunder; including but not limited to, applicable environmental regulations governing the maximum sulfur content of the Product, the Federal Water Pollution Control Act Amendments of 1972, all applicable rules and regulations issued by the U.S. Coast Guard and all applicable New York State statutes and regulations.

       SELLER shall have the responsibility of complying with all applicable laws, rules, regulations, codes and standards of all federal, state, local and municipal governmental agencies having jurisdiction over the operation or maintenance of the Vessels, facilities and equipment used in carrying out its obligations hereunder including, but not limited to, applicable environmental regulations governing the maximum sulfur content of the Product, the Federal Water Pollution Control Act Amendments of 1972 all applicable rules and regulations issued by the U.S. Coast Guard and all applicable New York State statutes, rules and regulations.

August 31, 1995


13.0   TAXES

13.1 SELLER shall be responsible, with the exception of the so-called "Petroleum Business Tax" (New York Tax Law Article 13-A), relating to the performance of this Contract, currently (June 1, 1995) imposed at a rate of 7.02 cent per gallon of Product delivered for which BUYER will provide to SELLER a direct payment permit, New York State Sales Tax for which BUYER is to provide SELLER with a sales tax exemption certificate, and the so-called "Spill Tax" (New York Navigation Law Article 12) which currently imposes a license fee of $.04 per barrel and a surlicense fee of $.0425 per barrel which total $.0825 per barrel, for any and all taxes, assessments, excises, and other governmental charges now in existence (hereinafter collectively referred to as "taxes") arising from the performance of SELLER's obligation under this Contract including, but not limited to, income taxes, unemployment insurance, old age benefits, retirement benefits, life pensions, annuities, and business licenses. SELLER shall comply with all laws relating to such taxes and shall maintain suitable forms, books, and records connected therewith. Should any tax or fee for which either Party is responsible be increased, decreased or replaced by similar taxes, the Parties agree to promptly renegotiate the price schedule as listed in Section 9.0, only as it may relate to such increase or decrease in such tax or fee.

       In this regard BUYER and SELLER shall, in good faith, endeavor to agree to a revised price schedule except as the same may be restricted by law. However, notwithstanding the foregoing, the Parties agree that their intention is that SELLER is not to either:

       a. Absorb a tax, fee or charge of any kind as the result of action by any federal,

August 31, 1995


            state or local governing body or agency including action which prohibits the pass-thru of a retroactively passed tax, fee or charge, or

       b. Benefit as the result of action by a federal, state or local governing body or agency.

       In the event either (a) or (b) occurs as described above, the Parties agree to promptly meet and negotiate in good faith appropriate changes to contract terms and conditions to compensate the injured party. In the event the Parties fail to agree, either Party may terminate this Contract upon ninety (90) days' written notice to the other.

August 31, 1995


14.0   PROPRIETARY INFORMATION

14.1 SELLER and BUYER have a proprietary interest in the Contract. Accordingly, the Contract shall not be disclosed in whole or in part by either Party, its agents or employees to third parties without the prior written consent of the other Party; provided, however, that nothing contained in this Section 14.0 will be construed to prevent either Party from enforcing any rights created by this Contract.

14.2 Notwithstanding Subsection 14.1, the Parties shall have the right to disclose such proprietary information to any governmental or regulatory authority having or purporting to have jurisdiction to require such disclosure, but shall exert reasonable effort to secure confidential treatment of any proprietary information so provided.

August 31, 1995


15.0   NONWAIVER

15.1 Failure of the Parties to insist upon strict performance of any provisions hereof, or failure or delay in exercising any rights or remedies provided herein or by law, or the acceptance of payment for the Product or any combination thereof, shall not release the Parties from any obligations under this Contract and shall not be deemed a waiver of the Parties' right to insist upon strict enforcement hereof, or of any right or remedies made available under this Contract or by law, nor shall any purported oral modification or recision of this Contract by any employee or agent of the Parties operate as a waiver of any of the provisions hereof.

August 31, 1995


16.0   EFFECT OF SECTION HEADINGS

16.1 Section headings appearing in this Contract are inserted for convenience only, and shall not be deemed to establish, modify or affect the rights and obligations of the Parties to this Contract.

August 31, 1995


17.0   APPLICABLE STATE LAW

17.1 The rights, obligations and remedies of the Parties as specified under this Contract shall be interpreted in accordance with and governed by, in all respects, the laws of the State of New York.

August 31, 1995

18.0   ASSIGNMENT

18.1 Except as otherwise provided in this Section 18.0, this Contract shall not be assigned, delegated or otherwise disposed of by either of the Parties without the prior written consent of the other.

18.2 Subject to the provisions of the Federal Bankruptcy Code, this Contract shall not be deemed an asset of either Party and, upon five (5) days prior written notice, either Party may terminate the Contract without penalty at any time during which the other Party is in any voluntary or involuntary receivership, bankruptcy, or insolvency proceedings.

August 31, 1995


19.0   NOTICES AND CORRESPONDENCE

19.1 All notices required hereunder or correspondence pertaining to or affecting the provisions of this Contract shall be by teletype, TWX, telegram or in writing and, if in writing, either delivered by hand or sent by certified or registered mail, return receipt requested, to the Parties at the following addresses:

       19.1.1  Mailed to BUYER:

               Central Hudson Gas & Electric Corporation
               284 South Avenue
               Poughkeepsie, NY   12601-4879
               Attention:  Fuels Buyer

       19.1.2  Delivered to BUYER:

               Central Hudson Gas & Electric Corporation
               284 South Avenue
               Poughkeepsie, NY   12601-4879
               Attention:  Fuels Buyer

       19.1.3  Mailed to SELLER:

               Montello Oil Corporation
               800 South Street
               Box 9161
               Waltham, MA  02254-9161
               Attention:  Vice President - Marketing and Manager
- Residual Fuels

       19.1.4  Delivered to SELLER:

               Montello Oil Corporation
               800 South Street
               Box 9161
               Waltham, MA  02254-9161
               Attention:  Vice President - Marketing and Manager
- Residual Fuels

19.2 If either Party changes its address, that Party shall give prompt written notice of the change to the other Party.

August 31, 1995


19.3 All notices shall be deemed given on the date the Party, to whom such notices are addressed, received or refused the same.

August 31, 1995


20.0   ARBITRATION

20.1 Whenever a dispute arises between the Parties concerning this Contract or any of the obligations hereunder, the Parties shall use their best efforts to resolve the dispute by mutual agreement. In the event the Parties cannot reach such mutual agreement and both Parties agree in writing to arbitrate the dispute, then the arbitration shall be conducted in accordance with the Commercial Rules of Arbitration or the American Arbitration Association then in effect. The decision of the arbitrators with respect to such issues shall be reduced to writing with a full explanation of its factual and legal basis and shall be rendered within thirty (30) days after all evidence and arguments have been submitted. There shall be three arbitrators. The Party demanding arbitration shall inform the other Party of the name of its arbitrator and the Party receiving demand shall, within twenty (20) calendar days thereafter, name its arbitrator. The two arbitrators so designated shall choose a third. In the event that the Party receiving demand for arbitration fails to name an arbitrator within the time specified, then an arbitrator shall be named by the Chief Judge, United States District Court, Southern District of New York. The Parties shall share equally the expenses of the impartial arbitrator's fee and shall each pay for their own costs and expenses incurred and resulting from arbitration.

August 31, 1995


21.0   COMPLETE AGREEMENT

21.1 This written Contract is intended as the final, complete and exclusive statement of the terms of the agreement between the Parties. The Parties agree that parol or extrinsic evidence may not be used to vary or contradict the express terms of this Contract and that recourse may not be had to alleged prior dealings, usage of trade, course of dealing, or course of performance to explain or supplement the express terms of this Contract. This Contract shall not be amended or modified, and no waiver of any provision hereof shall be effective, unless set forth in a written instrument authorized and executed with the same formality as this Contract.

August 31, 1995


22.0   EMPLOYEE INTEREST

22.1 Seller represents to Buyer that Seller has not given and will not give, directly or indirectly, anything of value to any employee or other representative of Buyer with the view of securing this Agreement or obtaining favorable treatment with respect to the performance of this Agreement. If such representation is untrue, or becomes untrue, Buyer shall have the right to declare this Agreement null and void or to terminate it, to sue for damages and to take such other action as may be provided by law. If Seller obtains knowledge at any time that any such employee has a direct or indirect interest in Seller or its affiliates, (excluding routine purchases in the open market by such employee of securities issued by Seller or its parent corporations) it will immediately inform Buyer of such fact.

August 31, 1995


23.0   REPRESENTATIONS AND WARRANTIES OF BOTH PARTIES

23.1   Each Party warrants and represent to the other that:

         (i) it has all requisite power, authority, licenses, permits, permissions, approvals and franchises, corporate or otherwise, to execute and deliver this Contract and perform its obligations hereunder;

        (ii) its execution, delivery, and performance of this Contract has been duly authorized by, or is in accordance with its organic instruments, this Contract has been duly executed and delivered for it by the signatories so authorized, and this Contract constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights in general and by general principles of equity;

       (iii) its execution, delivery, and performance of this Contract will not result in a breach or violation of, or constitute a default under, any contract, lease or instrument to which it is a party or by which it or its properties may be bound or affected; and

        (iv) it has not received any notice, nor to the best of its knowledge is there pending or threatened any notice, of any violation of any applicable laws, ordinances, regulations, rules, decrees, awards, permits or orders which would materially adversely affect its ability to perform hereunder.

August 31, 1995


       IN WITNESS WHEREOF, the Parties hereto have caused this Contract to be signed by their duly authorized officers, effective as of the date specified in Section 1.0.


                                         MONTELLO OIL CORPORATION


WITNESS AS TO (SELLER):               BY (SGD.) ALFRED SLISKA
                                            ALFRED SLISKA
                                         _____________________


DATE September 20, 1995

                               CENTRAL HUDSON GAS & ELECTRIC
                               CORPORATION FOR ITSELF AND AS
                               AGENT FOR CONSOLIDATED EDISON
                               COMPANY OF NEW YORK, INC., AND
                               NIAGARA MOHAWK POWER CORPORATION



ATTEST AS TO (BUYER):         BY     (SGD.) PAUL J. GANCI
                                         PAUL J. GANCI
                                         PRESIDENT AND
         SECRETARY                  CHIEF OPERATING OFFICER


DATE

            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                         ATTACHMENT I-A
                     NO. 6 RESIDUAL FUEL OIL

                   1.5% SULFUR SPECIFICATIONS

                              ASTM
                              TEST       MINIMUM          MAXIMUM

Sulfur (X-Ray)-Wt %       D-2622/D-4294     --              1.5

Gravity, degree API          D-287        10.5               25

Flash Point, degree F        D-93          150               --

Visc. SSF @ 122 degree F     D-445          35              xxx

Pour Point, degree F         D-97           --               xx

Water Content, Vol. %        D-95           --              x.x x

Sediment, Vol. %             D-473          --              0.4 *

Con Carbon, Wt %          D-189/D-4530      --               16**

Vanadium, PPM                D-2788         --              300

Ash, Wt %                    D-482          --              0.1

Heating Value,
 Btu./Gallon                 D-240       151,750 ***         --

Sodium                       D-2788         --               75

     Product must not contain petrochemical wastes or residues, chemicals, including but not limited to caustics and acids, tar bottoms, styrenes, olefins, or any matter foreign to No. 6 residual fuel oil. Product must have a marketable odor of residual fuel oil.

  * xxxxxxxx xx xx xxxxxxxx xxx xxxxxxxx xxxxxx xx xxxxx xxx xxxxxxxx xx xxxxxx xx x.xx xxxxxxxxxxx x.xx.

 ** Weighted annual average and weighted average of two consecutive deliveries not to exceed 13%.

***  Weighted average for Contract Term.

CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                         ATTACHMENT I-B
                     NO. 6 RESIDUAL FUEL OIL

                   1.3% SULFUR SPECIFICATIONS

                          ASTM
                          TEST           MINIMUM          MAXIMUM

Sulfur (X-Ray)-Wt %       D-2622/D-4294     --              1.3

Gravity, degree API          D-287         10.5              25

Flash Point, degree F        D-93           150              --

Visc. SSF @ 122 degree F     D-445           35             xxx

Pour Point, degree F         D-97           --               xx

Water Content, Vol. %        D-95           --              x.x x

Sediment, Vol. %             D-473          --              0.4 *

Con Carbon, Wt %          D-189/D-4530      --               16**

Vanadium, PPM                D-2788         --              300

Ash, Wt %                    D-482          --              0.1

Heating Value,
 Btu./Gallon                 D-240       151,750 ***         --

Sodium                       D-2788         --               75

     Product must not contain petrochemical wastes or residues, chemicals, including but not limited to caustics and acids, tar bottoms, styrenes, olefins, or any matter foreign to No. 6 residual fuel oil. Product must have a marketable odor of residual fuel oil.

  * xxxxxxxx xx xx xxxxxxxx xxx xxxxxxxx xxxxxx xx xxxxx xxx xxxxxxxx xx xxxxxx xx x.xx xxxxxxxxxxx x.xx.

 ** Weighted annual average and weighted average of two consecutive deliveries not to exceed 13%.

***  Weighted average for Contract Term.

CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                         ATTACHMENT I-C
                     NO. 6 RESIDUAL FUEL OIL

                    1% SULFUR SPECIFICATIONS

                          ASTM
                          TEST           MINIMUM          MAXIMUM

Sulfur (X-Ray)-Wt %       D-2622/D-4294     --              1.0

Gravity, degree API          D-287        10.5               25

Flash Point, degree F        D-93          150               --

Visc. SSF @ 122 degree F     D-445          35              xxx

Pour Point, degree F         D-97           --               xx

Water Content, Vol. %        D-95           --              x.x x

Sediment, Vol. %             D-473          --              0.4 *

Con Carbon, Wt %          D-189/D-4530      --               16**

Vanadium, PPM                D-2788         --              300

Ash, Wt %                    D-482          --              0.1

Heating Value,
 Btu./Gallon                 D-240       151,750 ***         --

Sodium                       D-2788         --               75

     Product must not contain petrochemical wastes or residues, chemicals, including but not limited to caustics and acids, tar bottoms, styrenes, olefins, or any matter foreign to No. 6 residual fuel oil. Product must have a marketable odor of residual fuel oil.

  * xxxxxxxx xx xx xxxxxxxx xxx xxxxxxxx xxxxxx xx xxxxx xxx xxxxxxxx xx xxxxxx xx x.xx xxxxxxxxxxx x.xx.

 ** Weighted annual average and weighted average of two consecutive deliveries not to exceed 13%.

***  Weighted average for Contract Term.

CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                         ATTACHMENT I-D
                     NO. 6 RESIDUAL FUEL OIL

                    0.3% SULFUR SPECIFICATIONS

                              ASTM
                              TEST       MINIMUM          MAXIMUM

Sulfur (X-Ray)-Wt %       D-2622/D-4294    --               0.3

Gravity, degree API           D-287       10.5               25

Flash Point, degree F         D-93         150               --

Visc. SSF @ 122 degree F      D-445         35              xxx

Pour Point, degree F          D-97         --               xxx

Water Content, Vol. %         D-95         --               x.x x

Sediment, Vol. %              D-473        --               0.4 *

Con Carbon, Wt %          D-189/D-4530     --                13**

Vanadium, PPM                D-2788        --               300

Ash, Wt %                    D-482         --               0.1

Heating Value,
 Btu./Gallon                 D-240       147,000 ***        --

Sodium                       D-2788        --                75

     Product must not contain petrochemical wastes or residues, chemicals, including but not limited to caustics and acids, tar bottoms, styrenes, olefins, or any matter foreign to No. 6 residual fuel oil. Product must have a marketable odor of residual fuel oil.

  * xxxxxxxx xx xx xxxxxxxx xxx xxxxxxxx xxxxxx xx xxxxx xxx xxxxxxxx xx xxxxxx xx x.xx xxxxxxxxxxx x.xx.

 ** Weighted annual average and weighted average of two consecutive deliveries not to exceed 10%.

***  Weighted average for Contract Term.

CONFIDENTIAL INFORMATION REPRESENTED IN THIS FILING BY AN "X" HAS
BEEN REDACTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND
EXCHANGE COMMISSION.

            CENTRAL HUDSON GAS & ELECTRIC CORPORATION

                          ATTACHMENT II

     Posted prices to be used in accordance with Subsections
9.1a., 9.1b., 9.2a., 9.2b., 9.3a., 9.3b., 9.3c. and 9.4a. on days when prices are not posted solely due to such days being non-business days.

          1.  Prices for Saturday and Sunday when
              Friday or Monday is not a holiday.

              Saturday - use preceding Friday price.
              Sunday - use following Monday posted
              prices.

          2.  Prices for Friday, Saturday and Sunday
              when Friday is a holiday.

              Friday - use preceding Thursday price.
              Saturday - use preceding Thursday
              price.
              Sunday - Use following Monday posted
              prices.

          3.  Prices for Saturday, Sunday and Monday
              when Monday is a holiday.

              Saturday - use preceding Friday price.
              Sunday - use following Tuesday price.
              Monday - use following Tuesday posted
              prices.

          4.  Prices for Tuesday when Tuesday is a
              holiday.

              Tuesday - use preceding Monday posted
              prices.

          5.  Prices for Wednesday when Wednesday is
              a holiday.

              Wednesday - use following Thursday
              posted prices.

          6.  Prices for Thursday when Thursday is a
              holiday.

              Thursday - use preceding Wednesday
              posted prices.

                       - 45 -
/PAGE

                         CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                                       ATTACHMENT II
                                          PAGE 2
                                    EXAMPLE OF PRICES
                                           FOR
                                   HOLIDAYS AND WEEKENDS
                                                     HOLIDAY
                    NO        FRIDAY    MONDAY    TUESDAY     WEDNESDAY  THURSDAY
DAY       DATE     HOLIDAY      4         7         8             9         10
THURSDAY  3         Actual    Actual    Actual   Actual      Actual       Actual
                    Postings  Postings  Postings Postings    Postings     Postings

FRIDAY    4         Actual    Thurs. 3  Actual   Actual      Actual       Actual
                    Postings  Postings  Postings Postings    Postings     Postings

SATURDAY  5         Fri. 4    Thurs. 3  Fri. 4   Fri. 4      Fri. 4       Fri. 4
                    Postings  Postings  Postings Postings    Postings     Postings

SUNDAY    6         Mon. 7    Mon. 7    Tues. 8  Mon. 7      Mon. 7       Mon.7
                    Postings  Postings  Postings Postings    Postings     Postings

MONDAY    7         Actual    Actual    Tues. 8  Actual      Actual       Actual
                    Postings  Postings  Postings Postings    Postings     Postings

TUESDAY   8         Actual    Actual    Actual   Mon. 7      Actual       Actual
                    Postings  Postings  Postings Postings    Postings     Postings

WEDNESDAY 9         Actual    Actual    Actual   Actual      Thurs. 10    Actual
                    Postings  Postings  Postings Postings    Postings     Postings
THURSDAY  10        Actual    Actual    Actual   Actual      Actual       Wed. 9
                    Postings  Postings  Postings Postings    Postings     Postings

FRIDAY    11        Actual    Actual    Actual   Actual      Actual       Actual
                    Postings  Postings  Postings Postings    Postings     Postings

                                          - 46 -